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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): May 2, 2002


                        SPANISH BROADCASTING SYSTEM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      DELAWARE                         000-27823                13-3827791
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


2601 SOUTH BAYSHORE DRIVE, PH II, COCONUT GROVE, FLORIDA            33133
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


Registrant's telephone number, including area code:             (305) 441-6901


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)





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Item 1.           Changes in Control of the Company.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Company's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

         The annual meeting of the stockholders of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 11, 2002, at 10:00 a.m., in the Continental Ballroom of the Wyndham Grand Bay, 2669 South Bayshore Drive, Miami, Florida 33133 (the "Annual Meeting"). The record date for determining the stockholders of the Company who are entitled to notice of and to vote at the Annual Meeting is the close of business on Friday, May
3, 2002. The Annual Meeting will be held more than thirty days after the anniversary of last year's annual meeting date due to the change in the Company's fiscal year end. Consequently, the Company's stockholders have additional time to submit stockholder proposals to be included in the Company's proxy statement and form of proxy for the Annual Meeting. Stockholder proposals must be received by the Company no later than the close of business on Friday, May 10, 2002, to be included in the Company's proxy statement and form of proxy for the Annual Meeting.

         Stockholders should address their proposals to Joseph A. Garcia, Chief Financial Officer, Executive Vice President and Secretary, Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH II, Coconut Grove, Florida, 33133. In order to avoid controversy as to the date on which the Company received a proposal, stockholders should submit proposals by certified mail, return receipt requested.

         If the Company is not notified of a stockholder proposal by the close of business on Friday, May 10, 2002, then the management proxies may exercise discretionary voting authority with respect to such stockholder proposal.


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Item 6.           Resignation of Company's Directors.

                  Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  Not Applicable.

Item 8.           Change in Fiscal Year.

                  Not Applicable.

Item 9.           Regulation FD Disclosure.

                  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SPANISH BROADCASTING SYSTEM, INC.
                                (Registrant)



Date: May 2, 2002                BY:     /S/  JOSEPH A. GARCIA
                                 ----------------------------------------------
                                 Name: Joseph A. Garcia
                                 Title: Chief Financial Officer, Executive Vice
                                 President and Secretary